Exhibit 23.3




We hereby consent to incorporation by reference in this Registration Statement on Form S-3 of our report, dated March 24, 2000, on Form 10-K of Stratesec,
Incorporated for the year ended December 31, 1999. We also consent to the reference to our Firm under the captions "Experts" in the aforementioned Registration Statement.



                                /s/ KELLER BRUNER & COMPANY, LLP
                                    Keller Bruner & Company, LLP

Frederick, Maryland
June 9, 2000